SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):      May 7, 1999 (May 5, 1999)


                              COMFORCE Corporation
                            COMFORCE Operating, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


COMFORCE Corporation:       1-6081      COMFORCE Corporation:       36-23262248
COMFORCE Operating, Inc.:  333-43341    COMFORCE Operating, Inc.:   11-3407855
     (Commission File Number)            (I.R.S. Employer Identification No.)




415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York             11797
       (Address of Principal Executive Offices)                       (Zip Code)



Registrant's Telephone Number, Including Area Code:      (516) 437-3300

Item 4.  Change in Registrant's Certifying Accountant

     On May 5, 1999, COMFORCE Corporation and COMFORCE Operating, Inc. (the "Registrants") dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants. The decision to change independent accountants was approved by the Registrants' Board of Directors upon the recommendation of COMFORCE Corporation's Audit Committee.

     During the two most recent fiscal years and through May 5, 1999, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference in their report on the financial statements for such years, or any "reportable events" within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

     PWC's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrants have provided PWC with a copy of this disclosure and have requested that PWC furnish them with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of PWC's letter to the SEC, dated May 7, 1999, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

16.  Letter re: change in certifying accountant



                                       2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMFORCE Corporation
                                   (Registrant)

Date:  May 7, 1999             By  /s/ Harry Maccarrone
                                 ------------------------------------------
                                  Harry Maccarrone, Executive Vice President


                                   COMFORCE Operating, Inc.
                                   (Registrant)

Date:  May 7, 1999             By /s/ Harry Maccarrone
                                 ------------------------------------------
                                  Harry Maccarrone, Executive Vice President



                                       3.

                                                                      Exhibit 16


                                                     PricewaterhouseCoopers LLP
                                                     401 Broad Hollow road
                                                     Melville, NY  11747-4862


May 7, 1999

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

We have read the statements made by COMFORCE Corporation and COMFORCE Operating, Inc. (copy attached), which we understand will be filed with the Commission pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated May 7, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Yours truly,


PricewaterhouseCoopers LLP


                                       4.